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                     CLASS A, CLASS B AND CLASS C SHARES OF

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                         Supplement dated March 23, 2005
                    to the Prospectus dated February 28, 2005

The Board of Trustees of AIM Equity Funds ("AEF"), unanimously approved, on March 22, 2005, a Plan of Reorganization ("Plan") pursuant to which AIM Dent Demographic Trends Fund ("Dent Fund"), a series of AEF, would transfer all of its assets to AIM Weingarten Fund ("Weingarten"), also a series of AEF. Upon closing of the transaction, shareholders of Dent Fund will receive a corresponding class of shares of Weingarten in exchange for their shares of Dent Fund, and Dent Fund will cease operations.

The investment objectives of Dent Fund and Weingarten are similar. Dent Fund's objective is to provide long-term growth of capital. Weingarten's objective is to provide growth of capital. Dent Fund seeks to meet its investment objective by investing in securities of companies that have experienced, or that the portfolio manager(s) believe have the potential for, above average long-term growth in revenues and earnings, and of companies that are likely to benefit from changing demographic, economic and lifestyle trends. Weingarten seeks to meet its investment objective by investing primarily in common stocks of seasoned and better-capitalized companies that have experienced above-average growth in earnings and have excellent prospects for future growth.

The Plan requires approval by Dent Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about June 28, 2005. If the Plan is approved by shareholders of Dent Fund and certain conditions required by the Plan are satisfied, the reorganization is expected to be consummated shortly thereafter.

It is anticipated that Dent Fund will be closed to new investors during the second quarter of 2005.

                                  *   *   *

Additionally, A I M Advisors, Inc., Dent Fund's investment advisor, and H.S. Dent Advisors, Inc., Dent Fund's sub-advisor, have agreed to terminate the sub-advisory agreement with respect to Dent Fund. The sub-advisory agreement therefore will expire at the end of its current term on June 30, 2005.
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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM EMERGING GROWTH FUND

                         Supplement dated March 23, 2005
                    to the Prospectus dated February 28, 2005

The Board of Trustees of AIM Equity Funds ("AEF") unanimously approved, on March 22, 2005, a Plan of Reorganization ("Plan") pursuant to which AIM Emerging Growth Fund ("Emerging Growth"), a series of AEF, would transfer all of its assets to AIM Aggressive Growth Fund ("Aggressive Growth"), also a series of AEF. Upon closing of the transaction, shareholders of Emerging Growth will receive a corresponding class of shares of Aggressive Growth in exchange for their shares of Emerging Growth, and Emerging Growth will cease operations.

The investment objectives of Emerging Growth and Aggressive Growth are the same. Both funds seek to provide long-term growth of capital. Emerging Growth seeks to meet its investment objective by investing in securities of companies the portfolio manager(s) believe are likely to benefit from new or innovative products, services or processes. Aggressive Growth seeks to meet its investment objective by investing primarily in common stocks of small and medium-sized companies the portfolio manager(s) believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

The Plan requires approval by Emerging Growth shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about June 28, 2005. If the Plan is approved by shareholders of Emerging Growth and certain conditions required by the Plan are satisfied, the reorganization is expected to be consummated shortly thereafter.

It is anticipated that Emerging Growth will be closed to new investors during the second quarter of 2005.